Exhibit 10.22

THIRD AMENDMENT

TO AMENDED AND RESTATED
UNCOMMITTED CREDIT AGREEMENT AND CONSENT

This THIRD AMENDMENT TO AMENDED AND RESTATED UNCOMMITTED CREDIT AGREEMENT AND CONSENT (this “Third Amendment”) dated as of September 2, 2020 is among A-MARK PRECIOUS METALS, INC., a Delaware corporation (the “Borrower”), the undersigned Lenders and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Amended and Restated Uncommitted Credit Agreement dated as of March 29, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.	Amendments.

Effective upon the occurrence of the Effective Date (as defined in Section 3 below), the Credit Agreement is hereby amended as follows:

(a)Section 1.1 is amended as follows:

(i)the definition of “Permitted Encumbrances” is amended by deleting in clause (n) thereof, the “”” which appears immediately after the first reference to “Warehouse Facility”; and

(ii)the definition of “Revolving Line Portion” is amended by deleting the final sentence thereof and replacing it as follows: “The amount of each Lender’s Revolving Line Portion is set forth on Schedule 1.0 hereto, as amended (if applicable) pursuant to any Increase Agreement.”

(b)Section 5.1 is amended by deleting “and” at the end of clause (f)(ix).

(c)Section 6.5 is amended by (x) re-lettering clause (l) as clause (m) and (y) inserting new clause (l) after clause (k) as follows:

“(l) a capital contribution by the Borrower to CFC of all outstanding loan amounts owing by Sunshine Minting, Inc. to the Borrower under the Sunshine Loan Agreement in an aggregate amount not to exceed $3,500,000 (which loan amounts shall be convertible into common stock of Sunshine Minting, Inc.), provided, that such amounts shall in no event constitute CFC Loans; and”.

(d)Section 6.6 is amended by deleting clause (c) therein and replacing it with the following:

“(c) a one-time dividend to be paid by the Borrower on or after August 27, 2020 in an amount not to exceed $10,600,000, provided that (x) before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (y) after giving effect thereto, the Borrower shall be in pro forma compliance with Section 7.”

(e)Section 6.13 is amended by inserting “.” at the end thereof.

(f)Schedules 1.1B and 1.1E are hereby deleted and replaced as set forth on Annex I hereto.

SECTION 2.	Consent.

The Required Lenders hereby (i) consent to the exercise by the Borrower of its right under the Loan Agreement dated as of September 19, 2019 (as amended, supplemented or otherwise modified from time to time, the “Sunshine Loan Agreement”) between Sunshine Minting, Inc. and the Borrower, to repay Indebtedness of Sunshine Minting, Inc. owing to Washington Trust Bank in an amount not to exceed $6,000,000, in exchange for Equity Interests of Sunshine Minting, Inc. comprising up to 27.5% (but not less than 24%) of the issued and outstanding common stock (on a fully diluted basis) thereof, provided, that such Investment shall be otherwise permitted under Section 6.5(m) of the Credit Agreement (after giving effect to this Third Amendment) and (ii) agree that notwithstanding anything to the contrary set forth in Section 2.19(f) of the Credit Agreement, the thresholds set forth in Sections 7.2 and 7.3 of the Credit Agreement shall not be increased pursuant thereto in connection with the Increase Agreement dated as of (or around) the date hereof (as amended, supplemented or otherwise modified from time to time, the “August Increase Agreement”) among the Borrower, the Lenders party thereto and the Administrative Agent.

SECTION 3.	Effectiveness of Amendment.

(a)This Third Amendment shall become effective on the date (the “Effective Date”) on which (a) the Administrative Agent shall have received, all in form and substance satisfactory to the Administrative Agent:

(i)this Third Amendment duly executed by each of the Borrower, the Required Lenders and the Administrative Agent;

(ii)such documentation as the Administrative Agent shall require (as recommended by local counsel to the Administrative Agent in each relevant jurisdiction) in respect of Collateral located in Switzerland; and

(iii)such corporate authorization documents and opinions of counsel as the Required Lenders shall require.

(b)The Borrower shall have paid to the Administrative Agent in immediately available funds, (i) for the account of each applicable Lender, the fees set forth in the Increase Agreement and Third Amendment Lender Fee Letter dated the date hereof between the Administrative Agent and the Borrower, (ii) for the sole account of the Administrative Agent, the fees set forth in the Increase Agreement and Third Amendment Agent Fee Letter dated the date hereof between the Administrative Agent and the Borrower and (iii) all costs and expenses of the Administrative Agent incurred in connection with this Third Amendment and the August Increase Agreement (including, without limitation, the reasonable legal fees and disbursements of counsel to the Administrative Agent for which an invoice shall have been provided).

SECTION 4.	Effect of Amendment; Ratification; Representations; Condition Subsequent; etc.

(a)On and after the Effective Date, this Third Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Third Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.

(b)Except as expressly set forth herein, this Third Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement and the Credit Agreement is hereby ratified, approved and confirmed in all respects and remains in full force and effect.

(c)In order to induce the Administrative Agent and the Lenders to enter into this Third Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this Third Amendment:

(i)the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and

(ii)no Default or Event of Default has occurred and is continuing.

(d)The Borrower hereby acknowledges and agrees that after giving effect to this Third Amendment, (i) the Security Agreement, the Canadian Security Agreement, the German Security Agreement, the Swiss Security Agreement, the Mexican Pledge Agreement (as defined below) and the liens and security interests granted thereunder (and under any other documents executed by the

Borrower) shall remain in full force and effect, shall continue without interruption as security for the Obligations and shall not be impaired or limited hereby and (ii) the other Security Documents executed by it shall remain in full force and effect, shall continue without interruption and shall not be impaired or limited hereby.

(e)The Borrower hereby agrees that on or prior to September 30, 2020 (or such later date as determined by the Administrative Agent in its sole discretion), it shall execute and deliver such documentation as the Administrative Agent shall require (as recommended by Mexican counsel to the Administrative Agent) to re-affirm the Administrative Agent’s Liens pursuant to the Mexican Current Asset Non-Possessory Pledge Agreement dated June 28, 2019 (as amended, supplemented or otherwise modified from time to time, the “Mexican Pledge Agreement”) between the Borrower and the Administrative Agent.

(f)This Third Amendment shall be a Loan Document.

SECTION 5.	Counterparts.

This Third Amendment may be executed by one or more of the parties to this Third Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.  A set of the copies of this Third Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 6.	Severability.

Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.	GOVERNING LAW.

THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.	WAIVERS OF JURY TRIAL.

EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS THIRD AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and year first above written.

BORROWER

A-MARK PRECIOUS METALS, INC.

By:	/s/
Name:
Title:

[Signature Page To Third Amendment]

ADMINISTRATIVE AGENT AND LENDERS

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

[Signature Page To Third Amendment]

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

[Signature Page To Third Amendment]

MACQUARIE BANK LIMITED, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

POA#

[Signature Page To Third Amendment]

BROWN BROTHERS HARRIMAN & CO., as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

[Signature Page To Third Amendment]

BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

[Signature Page To Third Amendment]

Annex I to Third Amendment to Amended and Restated

Credit Agreement and Consent

Schedule 1.1B

Approved Depositories

Depository	Location	Limit
Brinks, Incorporated	1120 W. Venice Boulevard Los Angeles, California 90015	$54,000,000 minus the amount held in its capacity as a CFC Approved Depository
Asahi Refining USA, Inc.	4601 West 2100 South Salt Lake City, Utah 84120	$42,000,000
Brinks, Incorporated	2555 Century Lake Drive Irving, Texas 75062	$18,000,000
Brinks Global Services USA Inc.	184-45 147th Avenue Springfield Gardens, New York 11413	$75,000,000
Brinks, Incorporated	2179 S. 300 W Suite 4 Salt Lake City, Utah 84115	$78,000,000 minus the amount held in its capacity as a CFC Approved Depository
Sunshine Minting Inc.	750 West Canfield Avenue Coeur d’Alene, Idaho 83815 and 7600 East Gate Road Henderson, Nevada 89011	$30,000,000
Brinks, Incorporated	5115 W. Nassau Street Tampa, Florida 33607	$24,000,000
Loomis International (US), Inc.	130 Sheridan Boulevard Inwood, New York 11096	$42,000,000
Loomis International (US), Inc.	656 South Vail Avenue Montebello, California 90640	$6,000,000
IBI Secured Transport Inc.	3738 West 2340 South, Suite B West Valley City, Utah 84120	$18,000,000

A-M Global Logistics, LLC as lessee	6055 Surrey Street Las Vegas, Nevada 89119	$225,000,000
Numismatic Guaranty Corporation	5501 Communications Parkway Sarasota, Florida 34240	$12,000,000 minus the amount held in its capacity as a CFC Approved Depository
Professional Coin Grading Service Division of Collectors Universe, Inc.	1610 E. St. Andrew Place, Suite 150 Santa Ana, California 92705	$18,000,000 minus the amount held in its capacity as a CFC Approved Depository
AM & ST Associates, LLC dba Silvertowne Mint	950 East Base Road Winchester, Indiana 47394	$15,000,000
Stack’s-Bowers Numismatics, LLC dba Stack’s Bowers Galleries	1231 East Dyer Road, Suite 100 Santa Ana, California 92705	$12,000,000 minus the amount held in its capacity as a CFC Approved Depository
HSBC Bank USA	New York	$30,000,000
JPMorgan Chase Bank, NA	New York	$30,000,000
Malca-Amit USA, LLC	New York	$30,000,000
Manfra, Tordella & Brookes, Inc.	New York	$30,000,000
Bank of Nova Scotia	New York	$30,000,000
Delaware Depository	Delaware	$30,000,000
International Depository Services of Delaware	Delaware	$30,000,000
CNT Depository, Inc.	Massachusetts	$30,000,000

Schedule 1.1E

Approved Carriers

Carrier	Limit
Brink’s Global Services International Inc.	$35,000,000
IBI Armored Services, Inc.	$15,000,000
Loomis Armored Transport	$35,000,000